SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): December 5, 2005
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                               LUCILLE FARMS, INC.
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               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                      1-12506                     13-2963923
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(State or Other Juris-             (Commission               (IRS Employer
diction of Incorporation)            File No.)               Identification No.)


12 Jonergin Drive, Po Box 125, Swanton Vermont                          05488
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (802) 868-7051
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION.

         On December 5, 2005, the Registrant received notice from LaSalle Business Credit, LLC ("LaSalle") that all amounts due and owing under the Loan and Security Agreement, dated as of December 2, 2004, by and among Registrant, Lucille Farms of Vermont, Inc. ("Lucille Vt."), a wholly-owned subsidiary of Registrant, and LaSalle (the "Loan Agreement"), in the amount of not less than $2,310,483.36, plus accrued and unpaid interest and expenses, including, without limitation, attorneys' fees, are accelerated, that LaSalle will make no further loans under the Loan Agreement, and all Liabilities of Registrant and Lucille Vt. are immediately due and payable. The notice stated that LaSalle intends to repossess all Collateral and directed Registrant and Lucille Vt. to take all necessary steps to secure and protect the Collateral for the benefit of LaSalle, including, without limitation, to (a) immediately assemble all Collateral and make it available to LaSalle, (b) execute and deliver to LaSalle a peaceful surrender letter with respect to the Collateral, and to (c) aggregate and deliver all back-up records and files pertaining to accounts receivable and related debtors to LaSalle's representative.

ITEM 8.01. OTHER EVENTS.

         On October 17, 2005, the Registrant disclosed that (a) it has discontinued the manufacture of mozzarella cheese, and would seek to continue to manufacture its "Select" pizza cheese (the discontinuance of the manufacture of mozzarella cheese being occasioned by the refusal of St. Albans Cooperative Creamery, the Registrant's sole supplier of milk (an essential ingredient in the manufacture of mozzarella cheese), to supply the Registrant with milk after the Registrant was unable to make full payment on a milk bill), and (b) the ability of the Registrant to continue in business would be dependent upon it being able to increase revenues from the sale of its "Select" pizza cheese and the willingness of LaSalle to finance such business. The Registrant was unable to increase revenues from the sale of its "Select" pizza cheese. This resulted in the notice from LaSalle set forth in Item 2.04 hereof. As a consequence thereof, all operations by the Registrant have ceased.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


         (d)      Exhibits

                  EXHIBIT
                  NUMBER                    EXHIBIT TITLE OR DESCRIPTION
                  -------                   ----------------------------

                  99                        Press Release dated December 6, 2005




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                                   Signatures:
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LUCILLE FARMS, INC.



                                   By:  /s/ Jay Rosengarten
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                                        Jay Rosengarten, Chief Executive Officer




Date:  December 6, 2005




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